UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2022

Eloxx Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-31326	84-1368850
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

480 Arsenal Way, Suite 130, Watertown, MA	02451
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (781) 577-5300

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	ELOX	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01	Changes in Registrant’s Certifying Accountant.

On July 13, 2022, the Audit Committee (the “Committee”) of the Board of Directors of Eloxx Pharmaceuticals, Inc. (the “Company”) approved the engagement of Baker Tilly US, LLP (“Baker Tilly”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022, effective immediately.

On July 13, 2022, the Committee dismissed Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm, effective immediately. The reports of Deloitte on the Company’s financial statements for each of the fiscal years ended December 31, 2020 and 2021 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that Deloitte’s audit reports for the fiscal years ended December 31, 2020 and 2021 each included a statement of substantial doubt about the Company’s ability to continue as a going concern.

In the fiscal years ended December 31, 2020 and 2021 and in the subsequent interim period through July 13, 2022, there were no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the matter in its report on the financial statements for such years.

In the fiscal years ended December 31, 2020 and 2021 and in the subsequent interim period through July 13, 2022, there were no “reportable events” (as described in Item 304(a)(1)(v) of Regulation S-K).

The Company provided Deloitte with a copy of the disclosures contained in this Form 8-K and requested that Deloitte furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements contained herein. A copy of Deloitte’s letter, dated July 15, 2022, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

During the fiscal years ended December 31, 2020 and 2021 and the subsequent interim period through July 13, 2022, neither the Company nor anyone on its behalf consulted with Baker Tilly with respect to (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Baker Tilly concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (b) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01	Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description

16.1	Letter from Deloitte & Touche LLP, dated July 15, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 15, 2022	ELOXX PHARMACEUTICALS, INC.

By:	/s/ Sumit Aggarwal
Name: Sumit Aggarwal
Title: President and Chief Executive Officer